                                                                      EXHIBIT 10

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our reports on Security First Life Insurance Company and Subsidiaries dated February 7, 1997 and Security First Life Separate Account A dated April 11, 1997 in the Registration Statement (Form N-4) and related Prospectus of Security First LIfe Separate Account A.

                                                 /s/ Ernst & Young LLP

                                                    ERNST & YOUNG LLP


Los Angeles, California
April 28, 1997